Investor Presentation June 2016 Maiden Holdings, Ltd.

Forward Looking Statements This presentation contains “forward-looking statements” which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on current expectations and beliefs of Maiden Holdings, Ltd. (the “Company”) concerning future developments and their potential effects on the Company. There can be no assurance that actual developments will be those anticipated by the Company. Actual results may differ materially from those projected as a result of significant risks and uncertainties, including non-receipt of expected payments, changes in interest rates, effect of the performance of financial markets on investment income and fair values of investments, developments of claims and the effect on loss reserves, decreases in existing and new client projected premiums, accuracy in projecting loss reserves, the impact of competition and pricing environments, changes in the demand for the Company’s products, the effect of general economic conditions, adverse state and federal legislation, regulations and regulatory investigations into industry practices, developments relating to existing agreements, heightened competition, changes in pricing environments and changes in asset valuations. The Company undertakes no obligation to publicly update any forward-looking statements, except as may be required by law. Additional information about these risks and uncertainties, as well as others that many cause actual results to differ materially from those projected is contained in Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015. 2

Maiden’s Value Proposition • Significant line of business and geographical diversity across low volatility underwriting portfolio − Not focused on the property catastrophe reinsurance market • Long-term relationships with targeted regional and specialty P&C insurers - 33-year operating history • Successful and stable multi-year strategic reinsurance relationship with AmTrust Financial Services, Inc. (“AmTrust”) since 2007 • Predictable and stable operating results • Highly efficient and scalable operating platform • Growing balance sheet scale and capital efficiency supported by the low-volatility model • Conservative investment portfolio • Strong commitment to rewarding shareholders through dividends 3 1 2 3 4 5 6 7 8 Maiden targets consistent underwriting profitability, above industry average growth and an operating ROACE* of 15% or greater (*) Please see the definition of non-GAAP financial measures on the final page of this presentation for additional important information.

RNR VR EIG AWH AXS AGII ACGL PRE* ENH AHLXLMHLD GLRE 50% 60% 70% 80% 90% 100% 110% 0 x5 x10 x15 x20 x25 x30 x355 Y e ar A v e rage C o m b in e d Rat io Multiple of MHLD's Standard Deviation in Combined Ratio 5 Year Average Quarterly Combined Ratio and Standard Deviation in Combined Ratio MHLD = x1.0 SD Predictable and Stable Operating Performance 4 Data Source: Quarterly Combined Ratio Data from SNL Financial – 1Q 2011 to 1Q 2016 (*) PRE is the former ticker of PartnerRe, which is no longer traded publicly following its acquisition by EXOR, but continues to report financial results. Relatively stable and profitable combined ratio reflecting low volatility underwriting portfolio

Maiden’s History 1 AmTrust’s majority shareholders include holdings of Michael Karfunkel, Leah Karfunkel, George Karfunkel, and Barry Zyskind (“Founding Shareholders”). Michael Karfunkel passed away on April 27, 2016, thus the shares previously held by him are now held by his estate. 2 National General Holdings Corporation (“NGHC”), formerly known as American Capital Acquisition Corporation (“ACAC”), acquired GMAC Personal Lines Business in 2010. Michael Karfunkel, the Michael Karfunkel 2005 Family Trust and AmTrust own a combined 54.7% of NGHC common stock. 3 As of most recent filings 4 Last twelve months as of March 31, 2016. 2007 2008 2009 2010 2011 2012 2013 2014 2015 1Q 2016 Gross Premiums Written (“GPW”) $247 $727 $1,049 $1,298 $1,813 $2,001 $2,204 $2,507 $2,663 $2,6934 Employees 5 129 139 204 213 214 185 194 204 210 Founding Shareholders¹ Ownership 18.6% 30.1% 30.1% 28.3% 28.3% 28.4% 28.4% 28.1% 20.3% 20.3%3 5 2007 2008 2009 2010 2011 2012 2013 • AmTrust’s majority shareholders¹ formed Maiden • Entered into 40% Quota Share with AmTrust • Entered into 25% NGHC² Quota Share • Acquired international insurance business (IIS) from Ally • Sold property Excess & Surplus (“E&S”) lines business • NGHC Quota Share discontinued • Acquired a reinsurance platform with 25 years of operations, GMAC RE, with renewal rights, client relationships, and infrastructure 2014 • Redeemed 14% TRUPS January 15, 2014 • All-time record annual operating earnings in 2014 2015 (GPW in $ millions) • Significant expansion of long standing partnership with Allianz to develop branded insurance solutions to automotive OEMs and their customers.

In the U.S.: Multi-Functional Teams: • Underwriters, actuaries, accountants, legal and claims specialists Focus on traditional lines: • Personal & commercial auto • Commercial multi-peril • General liability • Workers’ compensation • Non-cat property In select international markets: OEM oriented business development team: • Personal Auto • Credit Life Bermuda team - offering capital solutions in Europe: • Multi-line regional opportunities Last Twelve Months* Gross Premiums Written = $787mm Maiden’s Key Business Segments Today Diversified Reinsurance Segment 6 Underwriting / Distribution Dual Underwriting Distribution: • 45% direct / 55% brokered distribution* Competitive Advantages: • Lasting, profitable, long-term relationships with clients - 33-year operating history • Dedicated Financial Trust® offers highly rated security • Deep multi-functional client service support • Purpose built balance sheet and operating platform Diversified Reinsurance - Focus on lower volatility “working layer” reinsurance needs of regional and specialty P&C insurers in the U.S. and select international markets (*) As of March 31, 2016 Property 22% Other Casualty 23% Personal Auto 24% Commercial Auto 11% A&H 9% International 11%

Specialty Risk and Extended Warranty (U.S., Europe): • Consumer and commercial goods warranty • European Hospital liability • Other Small Commercial (U.S.): • Workers’ compensation • Commercial package • Commercial lines Specialty Program: • Commercial package for specialty risks / segments Underwriting: • Multi-year quota-share reinsurance relationship since 2007 — Master Agreement in place through June 2019 with negotiated contract modifications occurring independent of renewal cycle twice previously — Actively managed by Maiden to preserve targeted economics • Strong controls and governance — Independent underwriting and reserving — All related party transactions require independent Audit Committee approvals AmTrust’s Strengths: • Significant driver of growth with profitable combined ratios • AmTrust’s leading competitive position in specialty markets • Highly efficient with strong technological core competency Maiden’s Key Business Segments Today AmTrust Quota Share Reinsurance Segment 7 AmTrust Quota Share - Providing strategically important capital support to AmTrust since 2007 Last Twelve Months* Gross Premiums Written = $1,905mm (*) As of March 31, 2016 Small Commercial Business 58%Specialty Program 18% Specialty Risk and Extended Warranty 24%

1 2 3 4 5 6 7 8 9 10 11 Diverse Portfolio of Low Volatility Underwriting Business 8 Last Twelve Months 1Q 2016 Gross Premiums Written• Majority of business made up of lower volatility proportional reinsurance • Low-hazard, profitable workers’ compensation business ― 41% of last twelve months gross premiums written ― Focus on small premium, small-employer policies ― Significantly lower workers’ compensation loss ratio vs. industry mainly reflecting AmTrust’s specialization and leading position in low-hazard segment Last Twelve Months* Gross Premiums Written = $2,693mm 1. Workers' compensation 41% 2. Other liability 12% 3. Commercial auto 11% 4. Personal Auto 10% 5. Warranty 10% 6. Fire, allied lines and inland marine 4% 7. Commercial multi-peril 3% 8. European hospital liab. 3% 9. Others 3% 10. Accident & health 2% 11. Homeowners' 1% (*) As of March 31, 2016

(30)% (20)% (10)% 0% 10% 20% 30% Q 1 2 0 0 9 Q 2 2 0 0 9 Q 3 2 0 0 9 Q 4 2 0 0 9 Q 1 2 0 1 0 Q 2 2 0 1 0 Q 3 2 0 1 0 Q 4 2 0 1 0 Q 1 2 0 1 1 Q 2 2 0 1 1 Q 3 2 0 1 1 Q 4 2 0 1 1 Q 1 2 0 1 2 Q 2 2 0 1 2 Q 3 2 0 1 2 Q 4 2 0 1 2 Q 1 2 0 1 3 Q 2 2 0 1 3 Q 3 2 0 1 3 Q 4 2 0 1 3 Q 1 2 0 1 4 Q 2 2 0 1 4 Q 3 2 0 1 4 Q 4 2 0 1 4 Q 1 2 0 1 5 Q 2 2 0 1 5 Q 3 2 0 1 5 Q 4 2 0 1 5 Q 1 2 0 1 6 Maiden Has Predictable And Stable Operating Performance 9 Quarterly Combined Ratio Annualized Operating ROACE* Maiden Selected P&C (Re)Insurers¹ Maiden Q4 2012 Excluding Property E&S² Maiden’s LTM3 1Q 2016 Operating ROACE: 11.9% 1Aspen, Arch, Axis, AWAC, Endurance, EverestRe, PartnerRe, RenRe, Validus, XL 2Property E&S was sold to Brit in 2013. 3LTM = Last twelve months from March 31, 2016 (*) Please see the definition of non-GAAP financial measures on the final page of this presentation for additional important information. Source: SNL and Company Financials 60% 70% 80% 90% 100% 110% 120% 130% 140% 150% 160% Q 1 2 0 0 9 Q 2 2 0 0 9 Q 3 2 0 0 9 Q 4 2 0 0 9 Q 1 2 0 1 0 Q 2 2 0 1 0 Q 3 2 0 1 0 Q 4 2 0 1 0 Q 1 2 0 1 1 Q 2 2 0 1 1 Q 3 2 0 1 1 Q 4 2 0 1 1 Q 1 2 0 1 2 Q 2 2 0 1 2 Q 3 2 0 1 2 Q 4 2 0 1 2 Q 1 2 0 1 3 Q 2 2 0 1 3 Q 3 2 0 1 3 Q 4 2 0 1 3 Q 1 2 0 1 4 Q 2 2 0 1 4 Q 3 2 0 1 4 Q 4 2 0 1 4 Q 1 2 0 1 5 Q 2 2 0 1 5 Q 3 2 0 1 5 Q 4 2 0 1 5 Q 1 2 0 1 6

Unique Operating Platform and Business Model Drive Highly Efficient Expense Relativities 10 1 LTM = Last twelve months from March 31, 2016 2 Aspen, Arch, Axis, AWAC, Endurance, EverestRe, PartnerRe, RenRe, Validus, XL Source: SNL and Company Financials LTM1 1Q 2016 G&A Expense Ratio Maiden: 2.6% Selected P&C (Re)Insurers2: 15.9% $1,049 $1,298 $1,813 $2,001 $2,204 $2,507 $2,663 $2,693 3.5% 3.5% 3.5% 2.9% 2.9% 2.8% 2.7% 2.6% 2009 2010 2011 2012 2013 2014 2015 LTM 1Q 2016 Gross Premiums Written ($mm) G&A Expense Ratio

644 696 705 724 782 830 892 910 108 208 360 360 360 360 215 215 126 126 126 150 315 315 480 480 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 2009 2010 2011 2012 2013 2014 2015 1Q 2016 T o tal Ca p it al ( e x c lu d in g A O C I) Common Equity excluding AOCI Senior Notes TRUPS Preference Shares Balanced and Diversified Capital Structure 11 • Access to capital markets has enabled Maiden to fund growth with long-term and perpetual securities — January 2009: 14% Junior Subordinated Debt (“TRUPS”) Offering of $260 million to finance the acquisition of GMAC RE with significant support from Founding Shareholders (Called in January 2014) — June 2011: 30-Year, 8.25% Senior Notes Offering of $107.5 million, replacing a portion of 14% TRUPS (NYSE:MHNA)* June 15, 2016 redemption date for all MHNA Notes. — March 2012: 30-Year, 8% Senior Notes Offering of $100 million (NYSE:MHNB)* — August 2012: 8.25% Non-Cumulative Perpetual Preferred Share Offering of $150 million (NYSE:MHPRA)* — October 2013: 7.25% Mandatory Convertible Preference Share Offering of $165 million, supporting reinsurance business growth (NASDAQ:MHLDO)* — November 2013: 30-Year, 7.75% Senior Notes Offering of $152.5 million, proceeds used to redeem remaining 14% TRUPS on January 15, 2014 (NYSE:MHNC)* — November 2015: 7.125% Non-Cumulative Perpetual Preferred Share Offering of $165 million (NYSE:MHPRC)* • Ongoing exploration of shareholder friendly, diverse and alternative sources of capital • Quota share retrocession of between $150 million and $200 million per year effective January 1, 2015 and renewed through December 31, 2016 Balanced and Diversified Capital Structure (In $ millions) (*) MHNA, MHNB, MHNC, MHPRA and MHPRC preferred shares have 5 year call options at par. MHLDO will mandatorily convert to common equity in September 2016.

Corporate Bonds 53% U.S. Agency 32% Other2 10% Cash & Cash Equiv. 5% BB+ or lower 4% AAA 4% AA 6% A 29% BBB 22% US Agency 35% Maiden Maintains a Conservative Investment Portfolio Investable Assets1 Composition (1) Investable assets include cash and cash equivalents, fixed maturities, other investments and loan to related party (2) “Other” includes loan to related party, investment grade commercial mortgage backed securities, collateralized loan obligations, municipal bonds and non-U.S. government bonds (3) As of March 31, 2016 (4) Credit quality ratings assigned by Standard & Poor’s and include those with a + or – modifier Total: $4.7bn3 Strong Credit Quality of Investments4 Total: $4.3bn3 12 • Continued emphasis on investing in GSE and high-grade corporate debt; new money yield on fixed maturities in 1Q 2016 was 3.32%; overall 1Q 2016 book yield (excluding cash equivalents) is 3.41% • March 31, 2016 average duration of investable assets (including cash equivalents) of 4.47 years compared to duration of liabilities of 4.17 years • Profitable growth & positive cash flow have expanded invested assets that will enhance earnings • In 1Q 2016 net new money invested was $269 million

Low-Volatility Business Model Supporting Asset and Investment Income Growth Growing Net Investment Income ($mm) Expanding Investable Assets Base ($mm) (*) LTM = Last Twelve Months prior to March 31, 2016 (**) Investable assets at December 31, 2013 include net proceeds of $147.4 million from November 2013 Senior Note offering. Maiden primarily utilized the proceeds of its Senior Notes offering in November 2013, as well as cash on hand, to redeem the $152.5 million face value TRUPs on January 15, 2014. 13 $ 62.9 $ 71.6 $ 74.9 $ 81.2 $ 91.4 $ 117.2 $ 131.1 $ 139.1 2009 2010 2011 2012 2013 2014 2015 LTM* 1Q16 $ 2,088 $ 2,234 $ 2,494 $ 3,003 $ 3,552 $ 4,030 $ 4,628 $ 4,725 2009 2010 2011 2012 2013** 2014 2015 1Q16

Investment Opportunity 14  Differentiated P&C reinsurance business model with focus on low- volatility, predictable lines of business and strong long-lasting client relationships  Demonstrated predictable, stable and highly efficient operating performance targeting ROACE* of 15% or greater  Shareholder-friendly capital management  Strong commitment to rewarding shareholders through dividends  Well-positioned for continued disciplined growth; significant opportunities to further enhance profitability (*) Please see the definition of non-GAAP financial measures on the final page of this presentation for additional important information.

Maiden Holdings, Ltd.

Appendix • Targeted Operating Metrics • Strategic Initiatives • Summary Balance Sheet • Summary Income Statement • Non-GAAP Financial Measures – Reconciliation • Non-GAAP Financial Measures 16

Strategic Initiatives Maiden capital solutions activity in Europe actively marketing and entertaining numerous prospect quoting opportunities • Opportunities under development in multiple global markets • Currently actively marketing in the U.K., Spain, France, Italy, Gibraltar, Germany, Ireland and the U.S. Maiden IIS is continuing to develop OEM opportunities with additional expansion under development • Several new auto accounts won in U.K., Germany, and Russia – U.K. and German opportunities include reinsurance Maiden Re team in U.S. continues to identify opportunities to expand existing client relationships and customers • Boiler & Equipment product rolled out in 1Q 2016 • Implementing predictive analytics underwriting tools for commercial auto and A&H • Developing capital solutions model for U.S. similar to Maiden Bermuda approach in Europe Maiden/Allianz payment protection insurance (PPI) joint venture partnership • Strong European PPI pipeline being explored 17 Appendix

Targets Achievable Over Time • Medium-term Operating ROACE* > 15% • Combined ratio < 96% — G&A expense ratio < 4% • NPW CAGR of 10%+ • Core regional insurer client retention rate of > 85% • Modeled annual aggregate exposure to cat events < annual net income Targeted Operating Metrics 15% operating ROACE* attainable over medium-term with improved underwriting results, growth in invested assets and current capital structure 18 Appendix (*) Please see the definition of non-GAAP financial measures on the final page of this presentation for additional important information.

2011 2012 2013 2014 2015 Q1 2016 Investable Assets Investments 2,022.9$ 2,621.6$ 3,167.2$ 3,469.5$ 4,127.7$ 4,325.9$ Cash & Cash Equivalents 303.0 213.8 217.2 392.5 332.5 230.7 Loan to Related Party 168.0 168.0 168.0 168.0 168.0 168.0 Total Investable Assets 2,493.9 3,003.4 3,552.4 4,030.0 4,628.2 4,724.6 Net Reinsurance Receivable 423.4 522.6 560.1 513.0 377.3 598.3 Deferred Acquisition Costs 248.4 270.7 304.9 372.5 397.5 446.1 Other Assets 229.4 341.5 296.0 248.6 310.6 350.7 Total Assets 3,395.1$ 4,138.2$ 4,713.4$ 5,164.1$ 5,713.6$ 6,119.7$ Loss and LAE Reserve 1,398.4$ 1,740.3$ 1,957.8$ 2,271.3$ 2,510.1$ 2,572.4$ Unearned Premiums 832.0 936.5 1,034.8 1,207.7 1,354.6 1,571.4 Senior Notes 107.5 207.5 360.0 360.0 360.0 350.0 Trust Preferred Securities 126.3 126.3 126.4 - - Other Liabilities 161.9 112.0 110.1 83.9 139.8 165.6 Total Liabilities 2,626.1 3,122.6 3,589.1 3,922.9 4,364.5 4,659.4 Equity 769.0 1,015.6 1,124.3 1,241.2 1,349.1 1,460.3 Total Liabilities & Equity 3,395.1$ 4,138.2$ 4,713.4$ 5,164.1$ 5,713.6$ 6,119.7$ Book Value per Common Share 10.64$ 11.96$ 11.14$ 12.69$ 11.77$ 13.23$ Growth in Total Investable Assets 11.6% 20.4% 18.3% 13.4% 14.8% 2.1% Ratio of Total Investable Assets to Equity 324.3% 295.7% 316.0% 324.7% 343.1% 323.5% ($ in millions) Summary Balance Sheet 19 Appendix

Summary Income Statement • (*) 2011 Includes $9.5 million or 0.6% in loss ratio and combined ratio impact from U.S. thunderstorm and tornado activity in 2Q11. 2012 includes $31.1 million or 1.7% in loss ratio and combined ratio impact from Superstorm Sandy in 4Q12. • Please see the non-GAAP reconciliation table in the appendix of this presentation for additional important information. 20 Appendix 2011 2012 2013 2014 2015 Q1 2016 ($ in millions) Gross Premiums Written $ 1,812.6 $ 2,001.0 $ 2,204.2 $ 2,507.4 $ 2,662.8 $ 864.1 Net Premiums Written $ 1,723.5 $ 1,901.3 $ 2,096.3 $ 2,458.1 $ 2,514.1 $ 792.8 Net Premiums Earned $ 1,552.4 $ 1,803.8 $ 2,000.9 $ 2,251.7 $ 2,429.1 $ 616.0 Net Investment Income 74.9 81.2 91.4 117.2 131.1 36.3 Interest and Amortization Expenses 34.1 36.4 39.8 30.0 29.1 7.3 Net Income attributable to Maiden common shareholders $ 28.5 $ 46.5 $ 87.9 $ 77.1 $ 100.1 $ 27.2 Operating Earnings * $ 69.6 $ 48.5 $ 87.5 $ 117.7 $ 107.2 $ 28.3 Operating Earnings Per Share * $ 0.96 $ 0.66 $ 1.18 $ 1.53 $ 1.39 $ 0.37 Operating ROACE * 9.2% 5.9% 10.5% 13.6% 12.0% 12.3% Loss Ratio 66.6% 69.5% 67.0% 66.1% 66.9% 65.0% Expense Ratio 31.5% 30.0% 30.5% 31.9% 32.4% 33.9% Combined Ratio 98.1% 99.5% 97.5% 98.0% 99.3% 98.9%

Non-GAAP Financial Measures Reconciliation Note: Please see the definition of non-GAAP financial measures on next page for additional important information. Appendix 21 2011 2012 2013 2014 2015 Q1 2016 ($ in millions) Net income $ 28.5 $ 50.2 $ 102.8 $ 101.5 $ 124.2 $ 36.8 (Income) loss attributable to non-controlling interest - (0.1) (0.1) (0.1) 0.2 0.1 Dividends on preference shares - (3.6) (14.8) (24.3) (24.3) (9.7) Add (subtract): Net realized and unrealized (gains) losses on investment (0.5) (1.9) (3.6) (1.2) (2.5) (2.3) Net impairment losses recognized in earnings - - - 2.4 1.1 - Foreign exchange and other (gains) losses (0.3) (1.6) (2.8) (4.2) (7.8) (0.3) Amortization of intangible assets 5.0 4.4 3.8 3.3 2.8 0.6 Divested excess and surplus business and NGHC run-off - - - 10.4 12.3 2.8 Junior subordinated debt repurchase expense 15.1 - - - - - Accelerated amortization of junior subordinated debt discount and issuance cost 20.3 - - 28.2 - - Interest expense incurred related to 2013 Senior Notes prior to actual redemption of the junior subordinated debt - - 1.2 0.5 - - Non-recurring general and administrative expenses relating to IIS Acquisition (2010) 0.2 - - - - - Non-cash deferred tax expense 1.3 1.1 1.0 1.2 1.2 0.3 Operating earnings $ 69.6 $ 48.5 $ 87.5 $ 117.7 $ 107.2 $ 28.3 Operating earnings per common share: Basic operating earnings per share $ 0.97 $ 0.67 $ 1.21 $ 1.61 $ 1.46 $ 0.38 Diluted operating earnings per share $ 0.96 $ 0.66 $ 1.18 $ 1.53 $ 1.39 $ 0.37

Non-GAAP Financial Measures • In presenting the Company’s results, management has included and discussed in this presentation certain non generally accepted accounting principles (“non-GAAP”) financial measures within the meaning of Regulation G as promulgated by the U.S. Securities and Exchange Commission. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles (“U.S. GAAP”). • Operating Earnings and Operating Earnings per Common Share: In addition to presenting net income determined in accordance with U.S. GAAP, we believe that showing operating earnings enables investors, analysts, rating agencies and other users of our financial information to more easily analyze our results of operations in a manner similar to how management analyzes our underlying business performance. Operating earnings should not be viewed as a substitute for U.S. GAAP net income. Operating earnings are an internal performance measure used in the management of our operations and represents operating results excluding, as applicable on a recurring basis, net realized and unrealized gains or losses on investment, foreign exchange and other gains or losses, amortization of intangible assets and non-cash deferred tax expenses. We exclude net realized and unrealized gains or losses on investment and foreign exchange and other gains or losses as we believe that both are heavily influenced in part by market opportunities and other factors. We do not believe amortization of intangible assets are representative of our ongoing business. We believe all of these amounts are largely independent of our business and underwriting process and including them distorts the analysis of trends in our operations. We also exclude certain non-recurring expenditures that are material to understanding our results of operations. During the third quarter of 2014 and 2015, we exclude impairment losses. Beginning in the second quarter of 2014, we exclude our divested E&S business as it has been in run-off for over one year following the sale to Brit effective May 1, 2013. Similarly, beginning in the fourth quarter of 2014, we exclude results from NGHC as this business segment has been in run-off for one year following the mutual cancellation on a run-off basis of our contract. Furthermore, in Q1 of 2014 and Q2 2011, we exclude the accelerated amortization of the Junior Subordinated Debt discount and the write off of the associated issuance costs. In Q1 2014 and Q4 2013, we also exclude the interest expense incurred on our 2013 Senior Notes prior to the redemption of the outstanding Junior Subordinated Debt given the one time nature of the additional funding cost. For 2011 we exclude transaction expenses related to the IIS Acquisition as these are non-recurring. • Operating Return on Average Common Equity ("Operating ROACE"): Management uses operating return on average common shareholders' equity as a measure of profitability that focuses on the return to Maiden common shareholders. It is calculated using operating earnings available to common shareholders (as defined above) divided by average Maiden common shareholders' equity. Management has set as a target a long-term average of 15% Operating ROACE, which management believes provides an attractive return to shareholders for the risk assumed from our business. • See the previous page of this presentation for a reconciliation of non-GAAP measures used in this presentation to their most directly comparable GAAP measures. Appendix 22